UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2017 (October 11, 2017)

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37907	46-1473923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 5300 Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (720) 557-8300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01 Entry into a Material Definitive Agreement.
Amendment to Credit Agreement
On October 11, 2017, Extraction Oil & Gas, Inc. (the “Company”) entered into that certain Increase Agreement, Joinder and Amendment No. 1 to Amended and Restated Credit Agreement (the “Amendment”) to the Amended and Restated Credit Agreement, dated August 16, 2017 (as amended and modified, the “Credit Agreement”) among the Company, certain subsidiaries of the Company (the “Guarantors”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent for the Lenders and as issuing lender.
The Amendment, among other things, (i) effects the joinder of new Lenders, (ii) increases the borrowing base under the Credit Agreement from $375 million to $525 million, and (iii) amends certain provisions of the Credit Agreement, including the commitments and allocations of each Lender.
The Amendment contains customary representations and warranties by each of the Company and each Guarantor. Except as amended by the Amendment, the Credit Agreement remains in full force and effect as originally executed.
The foregoing description is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.
Item 2.03 Creation of a Direct Financial Obligation
The information set forth in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01 Exhibits
(d) Exhibits.

Exhibit Number	Description
10.1
Increase Agreement, Joinder and Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 11, 2017, by and between Extraction Oil & Gas, Inc., as borrower, certain subsidiaries of the Company, as guarantors, Wells Fargo Bank, National Association, as administrative agent and issuing lender and the lenders party thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

	By:	/S/ RUSSELL T. KELLEY, JR.
Russell T. Kelley, Jr.
Chief Financial Officer
Dated: October 13, 2017

EXHIBIT INDEX

Exhibit Number	Description
10.1
Increase Agreement, Joinder and Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 11, 2017, by and between Extraction Oil & Gas, Inc., as borrower, certain subsidiaries of the Company, as guarantors, Wells Fargo Bank, National Association, as administrative agent and issuing lender and the lenders party thereto